Exhibit 10.2

                       ASSUMPTION AND AMENDMENT AGREEMENT

      THIS ASSUMPTION AND AMENDMENT AGREEMENT ("Agreement") is made and entered as of the 31st day of July, 2001, by and between Commerce Capital, L.P., a Tennessee limited partnership ("Lender") and Monsterdaata, Inc., a Delaware corporation ("Monsterdaata"), as successor by merger to NeighborhoodFind.com, LLC, a Delaware limited liability company ("NFC").

      WHEREAS, pursuant to a Loan Agreement dated as of June 13, 2000, as amended by Amendment No. 1 to Loan Agreement dated as of November 30, 2000 (collectively, the "Loan Agreement"), between Lender and NFC, the Lender made loans to NFC of $800,000 initially and $380,000 subsequently, which loans were evidenced by secured promissory notes in such amounts dated June 13, 2000 and November 30, 2000, respectively (such promissory notes collectively, the "Original Notes"), and secured by the Loan Documents, as defined in the Loan Agreement (capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings set forth in the Loan Agreement); and

      WHEREAS, NFC and Monsterdaata, have entered into that certain Merger Agreement dated as of July 20, 2001, pursuant to which NFC will be merged with and into Monsterdaata (the "Merger"), as a result of which Monsterdaata will succeed to all rights and obligations of NFC under the Loan Documents; and

      WHEREAS, it is a condition precedent to Monsterdaata's obligations to consummate the Merger that Lender agree to amend certain of the Loan Documents; and

      WHEREAS, contemporaneously with execution of this Agreement, Monsterdaata has executed and delivered to Lender a Consolidated and Restated Secured Promissory Note, dated the date hereof, in the principal amount of $1,180,000 (the "Consolidated Note") reflecting certain amendments to which the parties have agreed; and

      WHEREAS, the parties desire to memorialize in writing the other modifications and amendments to which they have agreed.

      NOW, THEREFORE, in consideration of the premises, in order to induce Monsterdaata to consummate the Merger, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Monsterdaata hereby agree as follows:

      1. Assumption and Global Amendments. Monsterdaata hereby confirms its assumption, by operation of law, of all of the obligations of NFC under each of the Loan Documents, except as amended by this Agreement. Pursuant to Section 7.4 of the Loan Agreement, Lender hereby consents to the assignment by NFC of its rights and the delegation of its duties under each of the Loan Documents, as amended hereby, to Monsterdaata. Each of the Loan Documents is hereby amended, by deleting in each place it appears "NeighborhoodFind.com, LLC, a Delaware limited liability company," and substituting in its place "Monsterdaata, Inc., a Delaware corporation." All references in any of the Loan Documents to "Borrower" shall, from and after the date hereof, be deemed references to Monsterdaata. Each reference in any of the Loan Documents to the Note or Notes shall be deemed to be a reference to the Consolidated Note, and each reference to the "Obligations," the "Loan," the "Indebtedness," or words of like import shall be deemed to include the indebtedness under the Consolidated Note. The provisions for notices to the Borrower in each of the Loan Documents are amended, to provide for notices to Borrower at 32 East 31st Street, 9th Floor, New York, New York 10016, Attention:
Mr. Samuel B. Petteway, Jr., President and Chief Executive Officer.

      2. Amendment of Loan Agreement. The Loan Agreement is hereby amended as follows:

            a. The headings and text of Sections 3.10, 3.12, 3.14, 3.16, 3.18, 3.20, 3.21, and 5.1(i) are hereby deleted and of no further force and effect, and there is hereby substituted in their place, as to each of such Sections, the term "[Reserved]."

            b. Section 3.15 is hereby amended, by inserting at the end thereof the following: "Notwithstanding the foregoing, in the event that Borrower notifies Lender that Borrower desires to obtain debt financing (whether through the issuance of securities or otherwise), a condition of which is the granting of security interests or other liens on Borrower's assets which are senior in right of priority to the security interests and liens on the Borrower's assets held by Lender, Lender shall consent to such transaction provided that Borrower provides to Lender other security having a value and priority of perfection such that, in Lender's reasonable judgment, the security for repayment of the Loan will not be materially impaired."

            c. Section 7.4 is hereby amended, by inserting at the end of the last sentence thereof the phrase "other than in connection with a merger involving Borrower (whether or not Borrower is the surviving corporation of any such merger), the acquisition of all of the outstanding capital stock of Borrower by a third party, the sale of substantially all assets of Borrower, or similar reorganization involving Borrower."

      3. Amendment of Security Agreement. The Security Agreement dated as of June 13, 2000 between Lender and NFC (the "Security Agreement") is hereby amended as follows:

            a. Section 4(e) of the Security Agreement is hereby amended, by adding at the end of the first sentence thereof the phrase "other than in connection with a merger involving Borrower (whether or not Borrower is the surviving corporation of any such merger), the acquisition of all of the outstanding capital stock of Borrower by a third party, the sale of substantially all assets of Borrower, or similar reorganization involving Borrower."

            b. Section 4 of the Security Agreement is further amended, by adding at the end thereof the following new subsection (i):

                  "(i) The Collateral as described in Section 1 above shall include all "supporting obligations" (as such term is defined in Revised
      Article 9 of the Uniform Commercial Code as in effect in any jurisdiction whose laws may be applicable ("Revised Article 9"), as well as the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic, deposit accounts, letter-of-credit rights (whether or not evidenced in writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software, and any and all proceeds thereof, whether now owned or hereafter acquired. If required, Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral, containing any information required by Part 5 of Revised Article 9 for the sufficiency or amendment, including the type of Borrower's organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Lender promptly on request. Any such financing statements, continuation statements or amendments may be signed by Lender on behalf of Borrower, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is in effect in that jurisdiction.

      4. Amendment of Intellectual Property Security Agreement. Section 4(c) of the Intellectual Property Security Agreement dated as of June 13, 2000 between Lender and NFC (the "Intellectual Property Security Agreement") is hereby amended, by adding at the end thereof the phrase "other than in connection with a merger involving Borrower (whether or not Borrower is the surviving corporation of any such merger), the acquisition of all of the outstanding capital stock of Borrower by a third party, the sale of substantially all assets of Borrower, or similar reorganization involving Borrower."

      5. Cancellation of Original Notes. Simultaneously with the execution and delivery by Monsterdaata to the Lender of the Consolidated Note, the Lender shall deliver to Monsterdaata the Original Notes, as manually executed by NFC, marked "Cancelled", at which time such Original Notes shall be deemed of no further force and effect.

      6. Waiver. Lender hereby waives all defaults and events of default that may have occurred prior to the date hereof, under any of the Loan Documents. In addition, Lender hereby waives compliance with Section 4(a) of the Security Agreement, for the limited purpose of permitting Monsterdaata to move any or all of the Collateral (as defined therein), and any records respecting any of the Collateral, to the State of New York, provided, however, that Monsterdaata provides Lender with prior written notice of any such proposed move, and executes and delivers to Lender for filing at Monsterdaata's expense any amendments on Form UCC-3 (or other appropriate form) that may be necessary or appropriate in order to continue the perfection and priority of Lender's security interests in the Collateral. The foregoing waivers shall not be construed as a waiver of any default or event of default that may occur after the date hereof, as a consent to any action or failure to act in conformity with the Loan Documents, or any other matter.

      7. Further Assurances. Monsterdaata agrees that, from time to time as requested by Lender, Monsterdaata will execute such other documents and perform such other actions as may be reasonably necessary or appropriate to evidence Monsterdaata's assumption of the obligations of NFC and otherwise to carry out the intent of this Agreement.

      8. Entire Agreement. This Agreement, together with the Consolidated Note, represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

      9. Representation and Warranty of Monsterdaata. Monsterdaata represents and warrants to Lender that this Agreement has been duly authorized by all necessary corporate action on the part of Monsterdaata and is the legal, valid and binding obligation of Monsterdaata, enforceable in accordance with its terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

      10. Waiver of NFC Representations and Warranties. Lender acknowledges that the representations and warranties of NFC contained in the Loan Agreement, the Security Agreement, and the Intellectual Property Security Agreement, including the schedules and exhibits thereto, were given as of June 13, 2000 and November 30, 2000, that Lender has not requested Monsterdaata to confirm or update any of such representations and warranties, and that Lender has not relied on the continuing accuracy of such representations and warranties in connection with the execution of this Agreement and closing of the transactions contemplated hereby. Accordingly, Lender hereby irrevocably waives any right or power it otherwise may have had (or may in the future have) to declare a default, to accelerate and demand immediate payment of principal under the Notes or the Consolidated Note, or to exercise any other remedies provided in such documents, based upon the inaccuracy of any representation or warranty contained in Article 2 of the Loan Agreement, Article 3 of the Security Agreement, or
Article 3 of the Intellectual Property Security Agreement.

      11. Effectiveness. This Agreement shall become effective upon, and simultaneously with, the closing of the Merger.

      12. Governing Law. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in multiple counterparts, as of the day and year first above written.

                                    COMMERCE CAPITAL, L.P.

                                    By: Commerce Equity Capital Corporation,
                                          General Partner


                                    By:  /s/ Rudy E. Ruark
                                         -------------------------------------
                                         Rudy E. Ruark, Vice President


                                    MONSTERDAATA, INC.



                                    By:    /s/ Samuel Petteway
                                           -------------------------------------
                                    Title: CEO and President
                                           -------------------------------------